Revenue	6 Months Ended
Sep. 30, 2023
Revenue from Contract with Customer [Abstract]
Revenue
2 - Revenue
Revenue Recognition
Revenue for the Company’s major product offerings consists of the following:
License and Other Revenue
•Intellectual property license — The Company generally licenses IP under non-exclusive license agreements that provide usage rights for specific applications for a finite or perpetual term. These licenses are made available electronically to address the customer-specific business requirements. These arrangements generally have distinct performance obligations that consist of transferring the licensed IPs, version extensions of architecture IP or releases of IPs, and support services. Support services consist of a stand-ready obligation to provide technical support, patches, and bug fixes over the support term. Revenue allocated to the IP license is recognized at a point in time upon the delivery or beginning of license term, whichever is later. Revenue allocated to distinct version extensions of architecture IP or releases of IP, excluding when-and-if-available minor updates over support term, are recognized at a point in time upon the delivery or beginning of license term, whichever is later.
Certain license agreements provide customers with the right to access a library of current and future IPs on an unlimited basis over the contractual period depending on the terms of the applicable contract. These licensing arrangements represent stand-ready obligations in that the delivery of the underlying IPs is within the control of the customer and the extent of use in any given period does not diminish the remaining performance obligations. The contract consideration related to these arrangements is recognized ratably over the term of the contract in line with when the control of the performance obligations is transferred.
•Software sales, including development systems — Sales of software, including development systems, which are not specifically designed for a given license (such as off-the-shelf software), are recognized upon delivery when control has been transferred and customer can begin to use and benefit from the license.
•Professional services — Services (such as training and professional and design services) that the Company provides, which are not essential to the functionality of the IP, are separately stated and priced in the contract and accounted for separately. Training revenue is recognized as services are performed. Revenue from professional and design services are recognized over time using the input method based on engineering labor hours expended to date relative to the estimated total effort required. For such professional and design services, the Company has an enforceable right to payment for performance completed to date, which includes a reasonable profit margin and the performance of such services do not create an asset with an alternative use.
•Support and maintenance — Support and maintenance is a stand-ready obligation to the customer that is both provided and consumed simultaneously. Revenue is recognized on a straight-line basis over the period for which support and maintenance is contractually agreed pursuant to the license.
Royalty Revenue
For certain IP license agreements, royalties are collected on products that incorporate the Company’s IP. Royalties are recognized on an accrual basis in the quarter in which the customer ships their products, based on the Company’s technology that it contains. The accrual is estimated using trend analysis based on market and sales data as well as customer specific financial information. As a result of estimating the amount of royalty revenue accrual in the period in which the customer sales occur using estimates based on sales trends and judgment for several key attributes, including industry estimates of expected shipments, the percentage of markets using our products, and average selling price. Adjustments to revenue are required in subsequent periods to reflect changes in estimates as new information becomes available, primarily resulting from actual amounts subsequently reported by the licensees.
Disaggregation of Revenue
A summary of the Company’s disaggregated revenue is as follows:

	Three Months Ended September 30,
	External Customers		Related Parties		Total
(in millions, except percentages)	2023	2022	2023	2022	2023	2022
License and Other Revenue (1)	$294	$95	$94	$93	$388	$188
Royalty Revenue	350	374	68	68	418	442
	$644	$469	$162	$161	$806	$630
(1)    Includes over-time revenue of $30 million and $24 million and point-in-time revenue of $358 million and $164 million for the three months ended September 30, 2023 and 2022, respectively.

	Six Months Ended September 30,
	External Customers		Related Parties		Total
(in millions, except percentages)	2023	2022	2023	2022	2023	2022
License and Other Revenue (2)	$474	$242	$189	$204	$663	$446
Royalty Revenue	705	751	113	125	818	876
	$1,179	$993	$302	$329	$1,481	$1,322
(2)    Includes over-time revenue of $47 million and $48 million and point-in-time revenue of $616 million and $398 million for the six months ended September 30, 2023 and 2022, respectively.
Revenue by geographic region is allocated to individual countries based on the principal headquarters of the customers. The geographical locations are not necessarily indicative of the country in which the customer sells products containing the Company’s technology IP. The following table summarizes information pertaining to revenue from customers based on the principal headquarter address by geographic regions:

	Three Months Ended September 30,		Six Months Ended September 30,
(in millions)	2023	2022	2023	2022
United States	$331	$243	$623	$508
PRC (1)	178	162	319	330
Taiwan	166	97	281	197
Republic of Korea	62	53	107	114
Other countries	69	75	151	173
Total	$806	$630	$1,481	$1,322
(1)    “PRC” means the People’s Republic of China, including the Hong Kong Special Administrative Region and the Macau Special Administrative Region, but excluding Taiwan.
For the three months ended September 30, 2023, the Company had two customers that collectively represented 36% of total revenue, with the single largest customer accounting for 20% of total revenue and the second largest customer accounting for 16% of total revenue. For the three months ended September 30, 2022, the Company had three customers that collectively represented 48% of total revenue, with the single largest customer accounting for 25%, the second largest customer accounting for 13%, and the third customer accounting for 10%. No other customer represented 10% or more of total revenue for the three months ended September 30, 2023 and 2022.
For the six months ended September 30, 2023, the Company had two customers that collectively represented 34% of total revenue, with the single largest customer accounting for 20% of total revenue and the second largest customer accounting for 14% of total revenue. For the six months ended September 30, 2022, the Company had three customers that collectively represented 48% of total revenue, with the single largest customer accounting for 25%, the second largest customer accounting for 12%, and the third customer accounting for 11%. No other customer represented 10% or more of total revenue for the six months ended September 30, 2023 and 2022.
Receivables
A summary of the components of accounts receivable, net is as follows:

(in millions)	As of September 30, 2023	As of March 31, 2023
Trade receivables	$486	$625
Royalty receivables	381	377
Total gross receivables	867	1,002
Allowance for current expected credit losses	(3)	(3)
Total accounts receivables, net	$864	$999
A summary of the movement in the allowance for current expected credit losses is as follows:

(in millions)	Total
Balance as of March 31, 2023	$3
Additional provision	—
Amounts written off during the period as uncollectible	—
Balance as of September 30, 2023	$3
As of September 30, 2023, the customer with the largest total receivables balance represented 31% of total receivables and the customer with the second largest total receivables balance represented 13% of total receivables. As of March 31, 2023, the customer with the largest total receivables balance represented 40% of total receivables. No other customer represented 10% or more of receivables as of September 30, 2023 and March 31, 2023.
Contract Assets
The timing of revenue recognition may differ from the timing of invoicing to customers. Contract assets are created when invoicing occurs subsequent to revenue recognition. Contract assets are transferred to accounts receivable when the right to invoice becomes unconditional. Contract assets increased by $278.9 million and $254.1 million due to the timing of billings to customers, which fell into subsequent periods, as of September 30, 2023 and March 31, 2023, respectively, offset by $192.5 million and $250.7 million of contract assets transferred to accounts receivable, as of September 30, 2023 and March 31, 2023, respectively. The balance and activity for loss allowances related to contract assets was immaterial for all periods presented.
Contract Liabilities
A reconciliation of the movement in contract liabilities is as follows:

(in millions)	Total
Current Contract Liabilities	$293
Non- Current Contract Liabilities	807
Balance as of March 31, 2023	$1,100
Customer prepayment and billing in advance of performance	117
Revenue recognized in the period that was included in the contract liability balance at the beginning of the period	(116)
Revenue recognized in the period that was included in the contract liability balance during the period	(73)
Balance as of September 30, 2023	$1,028
Current portion of contract liabilities	$288
Non-current portion of contract liabilities	$740
Satisfied Performance Obligations
For the three months ended September 30, 2023 and 2022, revenue recognized from previously satisfied performance obligations in prior reporting periods was $421.5 million and $447.0 million, respectively. For the six months ended September 30, 2023 and 2022, revenue recognized from previously satisfied performance obligations in prior reporting periods was $820.8 million and $894.5 million, respectively. These amounts primarily represent royalties earned during the period.
Remaining Performance Obligations
Remaining performance obligations represent the transaction price allocated to performance obligations that are unsatisfied, or partially unsatisfied, which includes unearned revenue and amounts that will be invoiced and recognized as revenue in future periods.
The Company has elected to exclude potential future royalty receipts from the disclosure of remaining performance obligations. In certain arrangements, the Company’s right to consideration may not correspond directly with the performance of obligations. Revenue recognition occurs upon delivery or beginning of license term, whichever is later. Accordingly, the analysis between time bands below has been estimated, but the final timing may differ from these estimates. In the absence of sufficient information, where the timing of satisfaction of the remaining performance obligations is dependent on a customer’s action, the transaction price allocated to such performance obligation is included in the outer-year time band unless contract or option expiration aligns with an earlier period or category.
As of September 30, 2023, the aggregate transaction price allocated to remaining performance obligations was $2,414.5 million, which includes $17.4 million of non-cancellable and non-refundable committed funds received from certain customers, where the parties are in negotiations regarding the enforceable rights and obligations of the arrangement.
The Company expects to recognize approximately 28% of remaining performance obligations as revenue over the next 12 months, 21% over the subsequent 13-to 24-month period, and the remainder thereafter.